Filed under Rules 497(e) and 497(k)

Registration Nos. 333-08653

033-52742

SEASONS SERIES TRUST

SA Multi-Managed Growth Portfolio

SA Multi-Managed Moderate Growth Portfolio

SA Multi-Managed Income Portfolio

SA Multi-Managed Income/Equity Portfolio

SA T. Rowe Price Growth Stock Portfolio

SUNAMERICA SERIES TRUST

SA BlackRock VCP Global Multi Asset Portfolio

SA PIMCO VCP Tactical Balanced Portfolio

(each, a “Portfolio”)

Supplement to the Summary Prospectuses and Prospectuses of each Portfolio,

as supplemented and amended to date

The Board of Trustees of Seasons Series Trust (“SST”), on behalf of each of the SA Multi-Managed Growth Portfolio, the SA Multi-Managed Moderate Growth Portfolio, the SA Multi-Managed Income Portfolio, the SA Multi-Managed Income/Equity Portfolio and the SA T. Rowe Price Growth Stock Portfolio, and the Board of Trustees of SunAmerica Series Trust (“SAST” and together with SST, the “Trusts” and each, a “Trust”), on behalf of each of the SA BlackRock VCP Global Multi Asset Portfolio and the SA PIMCO VCP Tactical Balanced Portfolio (each, a “Target Portfolio”), have each determined that it is in the best interests of each of its respective Target Portfolios to reorganize into an existing series (each, an “Acquiring Portfolio”) of SST or SAST, as shown in the table below. Each proposed transaction is referred to as a “Reorganization.”

Target Portfolios	Acquiring Portfolios
SA Multi-Managed Income Portfolio, a series of SST	SA Allocation Balanced Portfolio, a series of SST
SA Multi-Managed Growth Portfolio, a series of SST	SA Allocation Growth Portfolio, a series of SST
SA Multi-Managed Moderate Growth Portfolio, a series of SST	SA Allocation Moderate Growth Portfolio, a series of SST
SA Multi-Managed Income/Equity Portfolio, a series of SST	SA Allocation Moderate Portfolio, a series of SST
SA T. Rowe Price Growth Stock Portfolio, a series of SST	SA MFS Blue Chip Growth Portfolio, a series of SAST
SA BlackRock VCP Global Multi Asset Portfolio, a series of SAST	SA VCP Dynamic Allocation Portfolio, a series of SAST
SA PIMCO VCP Tactical Balanced Portfolio, a series of SAST	SA VCP Dynamic Allocation Portfolio, a series of SAST

In each Reorganization, all of the Target Portfolio’s assets and liabilities would be transferred to the respective Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. Upon the completion of a Reorganization, shareholders of the Target Portfolio will receive shares of the respective Acquiring Portfolio, the total value of which will be equal to the total value of their shares of the Target Portfolio on the date of the Reorganization, after which the Target Portfolio will cease operations. Shareholder approval of each Reorganization is not required. It is expected that each Trust, as applicable, will file with the Securities and Exchange Commission a combined information statement/prospectus included in a registration statement on Form N-14, which will contain additional information about the Reorganizations.

Each Reorganization is expected to close in the second quarter of 2025. Until a Reorganization is completed, each Target Portfolio will continue sales and redemptions of its shares as described in its Prospectus.

Date: December 13, 2024

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.